                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                      SKYLINE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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
                                 SKYLINE FUNDS
                       311 SOUTH WACKER DRIVE, SUITE 4500
                            CHICAGO, ILLINOIS 60606

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ------------------------

To the Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus and Skyline Small Cap Contrarian (the "Funds"), each a series of Skyline Funds ("Skyline"), will be held at 10:00 a.m. on July 10, 1998, at 311 South Wacker Drive, Conference Center, 54th floor, Chicago, Illinois 60606, for the following purposes:

        1. To consider and act upon a proposal to approve new investment advisory agreements between Skyline on behalf of each of the Funds and Skyline Asset Management, L.P., without any substantive changes from the existing agreements (each of the Funds voting separately).

        2. To consider and act upon a proposal to elect Richard K. Pearson to Skyline's Board of Trustees (all Funds voting together).

        3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    The vote to approve new advisory agreements is required because of an anticipated change in the shareholders of Skyline's general partner. THERE WILL BE NO CHANGE IN THE MANAGEMENT OF THE FUNDS OR OF SKYLINE ASSET MANAGEMENT. Each of the proposals is discussed in greater detail in the accompanying Proxy Statement.

    Shareholders of record at the close of business on May 12, 1998 will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.

                                          By Order of the Trustees,

                                             [SIGNATURE]

                                          Scott C. Blim

                                          Secretary

Chicago, Illinois
June [  ], 1998

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
   NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT YOU VOTE NOW IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF ANOTHER SOLICITATION OF PROXIES. ACCORDINGLY, PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE RETURN ENVELOPE PROVIDED.

                                 SKYLINE FUNDS
                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                       SKYLINE SPECIAL EQUITIES PORTFOLIO
                          SKYLINE SMALL CAP VALUE PLUS
                                      AND
                          SKYLINE SMALL CAP CONTRARIAN

    This proxy statement is being furnished to the shareholders of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus and Skyline Small Cap Contrarian (together, the "Funds"), each a series of Skyline Funds ("Skyline"), in connection with the solicitation of proxies by Skyline's Trustees on behalf of each of the Funds for use at a Special Meeting of the Shareholders of the Funds to be held at 10:00 a.m. on Friday, July 10, 1998 at 311 South Wacker Drive, Conference Center, 54th floor, Chicago, Illinois 60606, and at any adjourned session thereof (such meeting and any adjournment thereof hereinafter referred to as the "Meeting").

    Shareholders of record (the "Shareholders") at the close of business on May 12, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of May 12, 1998, there were issued and outstanding 23,407,710.445 shares of Skyline Special Equities Portfolio, 12,301,092.487 shares of Skyline Small Cap Value Plus, and 740,069.853 shares of Skyline Small Cap Contrarian. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on or about June [ ], 1998 to Shareholders of record on the Record Date.

    As more fully described below, the meeting has been called for the following purposes:

        1. To consider and act upon a proposal to approve new investment advisory agreements between Skyline on behalf of each of the Funds and Skyline Asset Management, L.P., without any substantive changes from the existing agreements (each of the Funds voting separately).

        2. To consider and act upon a proposal to elect Richard K. Pearson to Skyline's Board of Trustees (all Funds voting together).

    Each Shareholder will be entitled to one vote for each share of a Fund held on the Record Date (with a proportionate vote for each fractional share) with respect to each proposal submitted to the Shareholders of that Fund or to the Shareholders of all of the Funds. Thirty percent of the shares of Skyline entitled to vote constitutes a quorum for transaction of business at the Meeting. If a quorum is not present in person or by proxy at the Meeting, or if a quorum is present in person or by proxy at the Meeting but not enough votes to approve a proposal have been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any proposal for adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A vote may be taken on one or more of the proposals in this Proxy Statement prior to an adjournment if enough votes have been received for approval.

    For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist Skyline in obtaining a quorum but generally will have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of proposal 1, approval of the new advisory agreements. Abstentions will have the practical effect of a "no" vote on proposal 2, which will be unaffected by broker non-votes.

    Shareholders may vote by mail, with the enclosed proxy card, or in person at the meeting. If voting by mail, please complete, date, sign and promptly return the accompanying proxy in the enclosed envelope. If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked on the proxy. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposals described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matters as may properly come before the Meeting. Skyline's Trustees do not know of any matters to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting.

    Any Shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation of his or her proxy to Skyline at the following address: 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, Attention: Secretary.

    SKYLINE WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND TO A SHAREHOLDER ON REQUEST. REQUESTS MAY BE MADE TO SKYLINE AT 311 SOUTH WACKER DRIVE, SUITE 4500, CHICAGO, ILLINOIS 60606 OR BY CALLING
(312) 913-0900 COLLECT IN ILLINOIS OR (800) 458-5222 OUTSIDE ILLINOIS.

                                  PROPOSAL 1.
               APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

    Skyline's Trustees are proposing that the Shareholders approve new investment advisory agreements between Skyline Asset Management and Skyline on behalf of each of the Funds (the "New Agreements"), without any substantive changes from the existing advisory agreements. At a meeting held on May 12, 1998, Skyline's Trustees, including all of the Trustees who are not interested persons of Skyline Asset Management or Skyline, approved the New Agreements.

    The need to consider approval of the New Agreements is being triggered by an anticipated change in the ownership of the general partner of Skyline Asset Management. Skyline Asset Management is organized as a Delaware limited partnership. Its general partner is Affiliated Managers Group, Inc. ("AMG"), which is in the business of making investments in investment advisory businesses. The limited partners of Skyline Asset Management are corporations wholly-owned, respectively, by William M. Dutton and Kenneth S. Kailin (the portfolio managers of Special Equities Portfolio and Small Cap Value Plus, respectively), and Stephen F. Kendall, Geoffrey P. Lutz and Michael Maloney, who are also senior members of the management of Skyline Asset Management.

    Until November 1997, AMG was a private company primarily owned by various institutional investors and its directors and officers. TA Associates, Inc., a Delaware corporation ("TA"), was deemed ultimately to control AMG (and therefore, technically, to control Skyline Asset Management) because TA and its affiliates were general partners (or the equivalent) of private equity funds that in the aggregate continuously controlled a significant block of the outstanding voting common stock of AMG. In November 1997, AMG sold shares of its common stock in an initial public offering and that stock now trades on The New York Stock Exchange. After AMG's public offering, TA was deemed still to control more than 25% of AMG's outstanding voting stock, and therefore still deemed to control AMG and Skyline Asset Management.

    In the next several months, it is anticipated that one or more the following transactions (a "Transaction") will occur, the result of which will be to reduce the percentage of voting stock of AMG beneficially owned by TA so that TA will no longer be deemed to control AMG: TA may seek to cause the funds it manages to distribute AMG voting stock to their respective investors or to sell AMG stock in public or private transactions; other investors holding non-voting stock of AMG may convert (upon a public or private sale or otherwise) their stock in a manner that dilutes the percentage of AMG voting stock held by the funds managed by TA; or AMG may issue additional shares of voting stock in public market or private transactions.

    Under the Investment Company Act, a change in control of AMG, and resulting change in control of Skyline Asset Management, would be an "assignment" that terminates the existing advisory agreements between Skyline and Skyline Asset Management. A Transaction may be deemed to effect a change of control of AMG and therefore an assignment. To avoid any uncertainty about the status of the Funds' advisory agreements with Skyline Asset Management, the Board of Trustees determined that it was advisable to ask shareholders to approve the New Agreements.

    ALTHOUGH A TRANSACTION MAY TECHNICALLY BE DEEMED TO BE A CHANGE IN CONTROL, IT WOULD NOT HAVE ANY EFFECT ON THE MANAGEMENT OR OPERATIONS OF SKYLINE ASSET MANAGEMENT, OR THE INVESTMENT POLICIES, OBJECTIVES AND OPERATIONS (INCLUDING THE PORTFOLIO MANAGERS) OF THE FUNDS.

    The proposed New Agreements are substantively identical to the existing agreements, differing only in the effective dates and termination dates and, for Special Equities Portfolio and Small Cap Value Plus, deletion of a paragraph describing an expense limitation under state securities laws that no longer apply to the Funds. The rates of the comprehensive management fee paid by each Fund and the contractual limitation on the aggregate expenses of each Fund will remain the same under the New Agreements as under the existing agreements. In addition, the services to be provided to each Fund by Skyline Asset Management, or at Skyline Asset Management's expense, will remain the same under the New Agreements as under the Existing Agreements. The forms of the New Agreements for the Funds are appended to this Proxy Statement as Exhibits A, B, and C, respectively.

DESCRIPTION OF THE NEW AGREEMENTS

    Skyline Asset Management has served as the investment adviser for each of Skyline Special Equities Portfolio and Skyline Small Cap Value Plus since September 1, 1995 and Skyline Small Cap Contrarian since its inception on December 15, 1997. Skyline Asset Management provides investment advisory services to the Funds under the terms of the Existing Agreements, which are dated August 31, 1995 for Skyline Special Equities Portfolio and Skyline Small Cap Value Plus, and December 15, 1997 for Skyline Small Cap Contrarian. On May 12, 1998, the existing agreements for Skyline Special Equities Portfolio and Skyline Small Cap Value Plus were continued for the period ending May 31, 1999 with respect to each such Fund by the unanimous affirmative vote of Skyline's Board of Trustees, including all the Trustees who are not parties to the existing agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, a majority of whom were present in person. The existing agreements were last approved by a majority of the shareholders of Skyline Special Equities Portfolio and Skyline Small Cap Value Plus on August 29, 1995 and by the then sole shareholder of Skyline Small Cap Contrarian on December 15, 1997, in connection with the organization of that Fund.

    The New Agreements are identical to the existing agreements except for their effective dates (as described below) and termination dates (May 31, 1999) and, for Special Equities Portfolio and Small Cap Value Plus, deletion of a paragraph describing an expense limitation under state securities laws that no longer apply to the Funds. Under the New Agreements and the existing agreements, Skyline Asset Management pays all of the Funds' ordinary costs and expenses attendant to operating the Funds except the comprehensive management fee paid to Skyline Asset Management, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation. The initial offering and organization expenses for Small Cap Contrarian were advanced to Skyline by Skyline Asset Management, and Small Cap Contrarian is reimbursing the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

    Expenses borne by Skyline pursuant to the existing agreements or the New Agreements that are attributable to a particular Fund are charged to that Fund. Other expenses of Skyline are allocated among the Funds on a reasonable basis as determined by or under the direction of Skyline's Board of Trustees.

    For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the ordinary operating expenses of the Funds, Skyline Asset Management is paid (and will continue to be paid under the New Agreements), a monthly comprehensive fee from each Fund based on that Fund's average daily net assets. Under the existing agreements and the New Agreements, each Fund pays Skyline Asset Management a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. Skyline Special Equities Portfolio paid Skyline Asset Management fees totaling $5,196,131 in the year ended December 31, 1997. Skyline Small Cap Value Plus paid Skyline Asset Management fees totaling $1,995,055 in the year ended December 31, 1997. Skyline Small Cap Contrarian paid Skyline Asset Management fees totaling $2,758 for the period from December 15, 1997 until December 31, 1997. The fee schedules under the New Agreements are identical to the fee schedules under the existing agreements.

    The existing agreements and the New Agreements provide that Skyline Asset Management shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreements, except by reason of willful misfeasance, bad faith or gross negligence on the part of Skyline Asset Management in the performance of its duties under the applicable existing agreement or from reckless disregard by Skyline Asset Management of its obligations and duties under the applicable existing agreement.

    Each New Agreement, like the existing agreements, may be continued from year to year only so long as the continuance of that New Agreement is approved annually (a) by the vote of a majority of the Trustees of Skyline who are not "interested persons" of Skyline or the adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Fund. Each New Agreement is terminable with respect to a Fund without penalty, on 60 days' notice, by the Trustees of Skyline or by vote of a majority of the outstanding shares of that Fund, or, on not less than 90 days' notice, by Skyline Asset Management. Each New Agreement automatically terminates in the event of its assignment.

    The Transaction is expected to be effected either (a) in accordance with the provisions of Rule 15a-4 or an appropriate exemptive order, in which case the Transaction and the New Agreements may take effect, simultaneously, prior to shareholder approval of the New Agreements and shareholder approval must be obtained within 120 days following the Transaction (subject to the conditions of any applicable exemptive order) or (b) after shareholder approval of the New Agreements is obtained, in which case the New Agreements would take effect upon effectiveness of the Transaction.

EVALUATION OF THE NEW AGREEMENTS BY THE BOARD OF TRUSTEES

    In evaluating the New Agreements, the Board of Trustees requested and reviewed various materials furnished by Skyline Asset Management, including information regarding Skyline Asset Management's investment philosophy, its personnel and operations, and information on the performance and expenses of Special Equities Portfolio and Small Cap Value Plus prepared by Lipper Analytical Services, Inc.

    The Board of Trustees considered the nature and quality of the services provided, and to be provided, by Skyline Asset Management. The Trustees reviewed each Fund's investment performance. For Special Equities Portfolio and Small Cap Value Plus, the Trustees reviewed a report prepared by Lipper Analytical Services, Inc. (the "Lipper Report") which contained information comparing the performance of each Fund to (a) other mutual funds considered by Lipper generally to be comparable to the Funds, and (b) all other mutual funds tracked by Lipper that invest primarily in equity securities of U.S. companies with aggregate market capitalizations of less than $1 billion. That information showed that the average annual total return achieved by Special Equities Portfolio had ranked in the first or second quintile (top 20% or top 40%) compared to the funds selected by Lipper as comparable and compared to all small cap funds for the 1 year, 3 year, 5 year, and 10 year periods ended March 31, 1998, and for the life of the Fund through that date.

    The average annual total return achieved by Small Cap Value Plus ranked in the first or second quintile for the 1 year and 3 year periods ended March 31, 1998, and for the life of the Fund for the period then ended, but was slightly below the median for the 5 year period compared to the group of Lipper-selected comparable funds and compared to the universe of all small cap funds.

    The Trustees reviewed information prepared by Skyline Asset Management on the performance of Small Cap Contrarian. However, because Small Cap Contrarian has been in operation only a few months, little emphasis was placed on its relative performance.

    The Board of Trustees also considered the general financial condition of Skyline Asset Management and reviewed the profitability to Skyline Asset Management of its relationship to the Funds, based upon an analysis presented to the Trustees by senior officers of Skyline Asset Management. In connection with its review of the profitability of Skyline Asset Management, the Trustees considered indirect profits to Skyline Asset Management from its relationship to Skyline, including the receipt by Skyline Asset Management of research from brokers in return for directing portfolio transactions of the Funds to those brokers.

    The Trustees reviewed the information in the Lipper Report comparing the management fees and expenses of Special Equities Portfolio and Small Cap Value Plus to the management fees and expenses of the Lipper-selected group of comparable funds and all small cap funds tracked by Lipper with assets of $100 million to $600 million. The Trustees noted that the Funds' comprehensive management fee made direct comparison to other funds' management fees difficult. To provide more comparable information, the Trustees considered an analysis prepared by Skyline Asset Management, of the "implied" management fee, in which the amounts of the fees and expenses actually paid or incurred by Skyline Asset Management but more commonly paid by a mutual fund were deducted from the amount of the comprehensive management fee. The Trustees compared that implied management fee to the actual management fees paid by the other funds in the Lipper-selected comparison groups. The comparisons of the Funds' total expense ratios to the total expenses ratios of other funds showed that each Fund's total expense ratio was higher than the median total expense ratio of the other funds in the comparison groups, but below the top of the range of total expense ratios of those funds. The Board of Trustees discussed the breakpoints in the fee schedules and noted the current net assets of each Fund. The Board concluded that the comprehensive management fees paid by the Funds resulted in total expense ratios that, although above the median for comparable funds, were within the range of total expense ratios of those funds and justified by the above average performance achieved by the Funds.

    The Board also noted the undertaking made by AMG to pay all expenses incurred by Skyline in connection with the approval of the New Agreements, including all fees and expenses related to the solicitation of proxies.

    Based upon its review, the Board of Trustees, including all of the Trustees who are not interested persons of Skyline Asset Management or Skyline, approved the New Agreements on May 12, 1998 and voted to recommend their approval by the Shareholders of each Fund.

COMPLIANCE WITH SECTION 15(F) OF THE INVESTMENT COMPANY ACT

    As described above, the Transaction may take a form in which compensation of some type may be received by TA or AMG. Section 15(f) of the Investment Company Act provides that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied.

    First, no unfair burden may be imposed on the investment company as a result of the transaction relating to the change of control or any express or implied terms, conditions or understandings, applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). Management does not expect that the Transaction would have any impact on the Funds or Skyline Asset Management, and therefore does not expect that any such compensation arrangements would result from the Transaction.

    The second condition is that during the three-year period immediately following consummation of the Transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The current composition of Skyline's Board of Trustees meets this condition of Section 15(f).

TRUSTEES' RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

    Shareholders of each Fund vote separately as a distinct class on this proposal. Approval of the proposed New Agreement with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of that Fund. In accordance with the Investment Company Act and as used in Proposal 1, a "majority of the outstanding shares" of a Fund means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund outstanding as of the Record Date are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund, determined as of the Record Date.

    If Proposal 1 does not receive the required approvals from the Shareholders of a particular Fund, the Transaction may nevertheless occur and the Board of Trustees would need to consider the options then available to Skyline in light of the timing and circumstances of the Transaction.

                                  PROPOSAL 2.
                              ELECTION OF TRUSTEE

    The Board of Trustees has selected and nominated and recommends the election of Richard K. Pearson to the Board of Trustees. Mr. Pearson was named a Trustee in February 1998 to fill a vacancy on the Board and is currently serving on the Board of Trustees. In accordance with the requirements of the Investment Company Act, Shareholders of all of the Funds vote together in the election of Trustees. A Trustee will hold office until he dies, resigns, retires or is removed.

    All shares represented by valid proxies will be voted for Mr. Pearson's election as Trustee unless authority to vote for him is withheld. If Mr. Pearson should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by Skyline's Board of Trustees. Mr. Pearson has agreed to continue to serve if elected. Mr. Pearson does not have an interest in Skyline Asset Management.

TRUSTEES

    Skyline's current Trustees (including Mr. Pearson), their ages at April 28, 1998 and their principal occupations during the last five years are shown below:

    TRUSTEE NOMINATED FOR ELECTION

    RICHARD K. PEARSON, 58, TRUSTEE. Retired. Director, Citizens Savings Bank (Anamosa, Iowa), since February 1998, and Director, First Community Bank (Milton, Wisconsin), since January 1998. Previously, Director and President, LaSalle Bank, Westmont (Westmont, Illinois), from 1994 to 1997, and Director, Chief Executive Officer and President, LaSalle Bank, Northbrook (Northbrook, Illinois), from 1986 to 1994.

    TRUSTEES PREVIOUSLY ELECTED BY SHAREHOLDERS

    WILLIAM M. DUTTON,* 44, PRESIDENT AND TRUSTEE. Chief Executive Officer and Chief Investment Officer, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Executive Vice President and Portfolio Manager (Special Equities Portfolio), Mesirow Asset Management, Inc.

    WILLIAM L. ACHENBACH, 55, TRUSTEE. President, W.L. Achenbach & Associates, Inc., a financial counseling firm.

    PAUL J. FINNEGAN, 45, TRUSTEE. Vice President, Madison Dearborn Partners, Inc., a venture capital firm.

    DAVID A. MARTIN, 46, TRUSTEE. Attorney and Principal, Righeimer, Martin & Cinquino, P.C.

------------------------

* Indicates an "interested person" of Skyline, as defined in the Investment Company Act.

SHAREHOLDINGS

    The following table sets forth the number of shares of each Fund beneficially owned by each of the Trustees, and by the Trustees and officers as a group, as of March 31, 1998.

                                                                         SHARES BENEFICIALLY OWNED(1)
                                                            -------------------------------------------------------
                                                             SKYLINE SPECIAL
                                                                EQUITIES       SKYLINE SMALL CAP  SKYLINE SMALL CAP
                                                                PORTFOLIO         VALUE PLUS         CONTRARIAN
                                                            -----------------  -----------------  -----------------
William M. Dutton.........................................         26,556              5,931             18,235
William L. Achenbach......................................          8,858                  0             12,795
Paul J. Finnegan..........................................          2,070              3,166             10,000
David A. Martin...........................................         29,056                  0             24,500
Richard K. Pearson........................................          2,332              1,081                500
Trustees and Officers as a Group..........................         92,226             18,767             85,970

------------------------

(1) Shares are held with sole power over voting and disposition except as noted. No trustee held as much as 1% of the outstanding shares of any Fund, except that Messrs. Dutton, Achenbach, Finnegan, and Martin held 2.8%, 2.0%, 1.5%, and 3.7%, respectively, of Skyline Small Cap Contrarian. The shares held by all Trustees and officers as a group represented less than 1% of the outstanding shares of Skyline Special Equities Portfolio and Skyline Small Cap Value Plus, but 13.1% of the shares of Skyline Small Cap Contrarian.

TRUSTEE COMPENSATION

    The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act, receive from Skyline an annual retainer of $3,000 from each of the Funds and a fee of $400 for each meeting of the Board of Trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 1997, to each of the trustees of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.

                                                                                            AGGREGATE COMPENSATION
NAME OF TRUSTEE                                                                               FROM SKYLINE FUNDS
------------------------------------------------------------------------------------------  -----------------------
William L. Achenbach......................................................................         $   8,400
William M. Dutton(1)......................................................................                 0
Paul J. Finnegan..........................................................................             8,400
David A. Martin...........................................................................             8,400
Richard K. Pearson(2).....................................................................                 0

------------------------

(1) Indicates an "interested person" of Skyline, as defined in the 1940 Act.

(2) Mr. Pearson was appointed a trustee of Skyline on February 24, 1998, and, consequently, received no compensation from Skyline during 1997. Mr. Pearson's predecessor received $8,400 from Skyline as compensation for serving as a trustee during 1997.

                         BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended December 31, 1997, the Trustees met 7 times and the Committee of the Independent Trustees (the "Committee") met once. Each Trustee who was serving as a Trustee or committee member attended more than 75% of the meetings of the Board and/or any committee thereof of which he was a member.

    The Committee is the only standing committee that the Board has created. The Committee is presently composed of Messrs. Achenbach, Finnegan, Martin, and Pearson. The Committee is responsible for conferring with Skyline's independent accountants, reviewing the scope and procedures of Skyline's year-end audit and recommending selection of Skyline's independent accountants.

TRUSTEES' RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

    Mr. Pearson will be elected by a majority of the shares of Skyline present and voting at the Meeting in person or by proxy (voting as a single class), if a quorum is present.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEE.

                             ADDITIONAL INFORMATION

INFORMATION CONCERNING SKYLINE ASSET MANAGEMENT

    Skyline Asset Management, L.P. is a Delaware limited partnership with offices at 311 South Wacker Drive, 45th Floor, Chicago, Illinois 60606.

MANAGEMENT

    Skyline Asset Management's agreement of limited partnership delegates to its officers the authority to operate and administer the investment advisory business of Skyline Asset Management. The officers have the authority to make operating decisions freely, subject to an overall limitation on the percentage of revenues allocated to operating expenses. Under the agreement of limited partnership, the officers of Skyline Asset Management have authority over the provision of investment management services and the chief executive officer is authorized to make all decisions relating to overall portfolio management, among other things.

    The Chief Executive Officer and Chief Investment Officer of Skyline Asset Management is William M. Dutton, who has served as portfolio manager of Skyline Special Equities Portfolio since its inception. Stephen F. Kendall is Chief Operating Officer of Skyline Asset Management. Kenneth S. Kailin, who has served as portfolio manager of Skyline Small Cap Value Plus since its inception, together with Geoffrey P. Lutz and Michael Maloney, are officers of Skyline Asset Management. Each is also an officer of Skyline and biographical information concerning each is set forth below.

    Messrs. Dutton, Kailin, Kendall, Lutz, and Maloney have entered into non-solicitation/non-disclosure agreements pursuant to which each of them has agreed not to compete with Skyline Asset Management during his term of employment and for a period of up to two years following termination of his employment, which may be reduced under certain circumstances, including termination of such individual by Skyline Asset Management without cause.

OWNERSHIP

    Skyline Asset Management is owned by its general partner, AMG, and its limited partners. The limited partners are corporations wholly-owned by Messrs. Dutton, Kailin, Kendall, Lutz and Maloney, respectively. The limited partners hold interests representing, in the aggregate, 38.2% of the profits of Skyline Asset Management. The chief executive officer of Skyline Asset Management has the authority to issue additional limited partner interests so that employees of Skyline Asset Management will hold limited partner interests representing up to 45% of the profits of Skyline Asset Management. The remaining interest in profits is held by AMG.

    AMG, the general partner of Skyline Asset Management, is a publicly-traded Delaware corporation which acquires interests in investment management firms. AMG has its offices at Two International Place, 23rd Floor, Boston, MA 02110. At the date of this proxy statement, the largest shareholder of AMG is a group of private equity funds managed by TA (the address of TA and each of the private equity funds is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110); however, such entities have no power or authority to participate in the management or operations of Skyline Asset Management and, as a result of the Transaction, TA is expected to cease to be a controlling person of AMG.

OTHER OFFICERS OF SKYLINE

    The following section sets forth as to each current officer of Skyline, other than Mr. Dutton, his or her present position, age at April 28, 1998, and principal occupations during the last five years.

    STEPHEN F. KENDALL, 43, EXECUTIVE VICE PRESIDENT. Chief Operating Officer, Skyline Asset Management, L.P., since February 1998. Previously, Regional Vice President, Metro Region, and other positions, Nabisco Biscuit Company.

    KENNETH S. KAILIN, 39, EXECUTIVE VICE PRESIDENT. Portfolio Manager, Skyline Asset Management, L.P., since September 1995. Previously, Senior Vice President and Portfolio Manager (Small Cap Value Plus), Mesirow Asset Management, Inc.

    GEOFFREY P. LUTZ, 47, EXECUTIVE VICE PRESIDENT. Director of Institutional Marketing, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Vice President, Mesirow Asset Management, Inc., and registered representative, Mesirow Financial, Inc. and Mesirow Investment Services, Inc.

    MICHAEL MALONEY, 36, SENIOR VICE PRESIDENT. Senior Securities Analyst, Skyline Asset Management, L.P., since September 1995. Securities Analyst, Mesirow Asset Management, Inc., from February 1993 to August 1995, and prior to joining Mesirow Asset Management, Inc., Securities Analyst, Baker, Fentress & Company, a closed-end management investment company.

    DAREN C. HEITMAN, 31, SENIOR VICE PRESIDENT. Portfolio Manager, Skyline Asset Management, L.P., since August 1997. Securities Analyst with Skyline Asset Management, L.P. from September 1995 to August 1997. Securities Analyst with Mesirow Asset Management, Inc. from May 1994 to August 1995, and Securities Analyst with Mesirow Financial, Inc. prior thereto.

    SCOTT C. BLIM, 38, SECRETARY AND TREASURER. Chief Financial Officer, Skyline Asset Management, L.P., since September 1995. Previously, Vice President, Director and Chief Administrative Officer, Murray Johnstone International Limited, an investment adviser.

    MICHELE M. BRENNAN, 26, VICE PRESIDENT. Director of Fund Marketing, Skyline Asset Management, L.P., since August 1996. Previously, Regional Marketing Associate, Strong Capital Management, an investment adviser.

    The address of each of the officers and trustees is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606.

OTHER MUTUAL FUNDS MANAGED BY SKYLINE ASSET MANAGEMENT

    Skyline Asset Management also acts as sub-adviser to the Principal Preservation Select Value Portfolio, with responsibility solely for portfolio management. At March 31, 1998, that fund had total assets of approximately $11 million. Skyline Asset Management receives compensation for its portfolio management services to that fund at the annual rate of 0.375% of that fund's average daily net assets.

INFORMATION ABOUT CERTAIN RECORD OWNERS

    The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of May 1, 1998 were: (a) Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 26.3% and the Boston Safe Deposit & Trust Co., Trustee f/b/o Eastman Kodak Employees' Savings and Investment Plan, as record owner for various beneficial owners, which held 8.4% of the shares of Special Equities Portfolio; (b) Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 20.7% and Hartford Life Insurance Company Deferred Pension III Separate Account, which held 6.6% of the shares of Small Cap Value Plus; and
(c) Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 27.6%, and Douglas H. Brown II, who held 6.3% of the shares of Small Cap Contrarian. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of Boston Safe Deposit & Trust Co. is 1 Cabot Road, Medford, Massachusetts 02155. The address of the Hartford Life Insurance Company Deferred Pension III Separate Account is P.O. Box 2999, Hartford, Connecticut 06104. Douglas H. Brown II's address is P.O. Box 18130, Reno, Nevada 89511.

SOLICITATION OF PROXIES

    None of the costs of soliciting proxies will be borne by the Funds. AMG has agreed to pay all expenses incurred by Skyline in connection with the approval of the New Agreements, including costs of preparing this Proxy Statement and its enclosures, as well as all printing, postage costs and solicitation expenses.

    Skyline may retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which Skyline Asset Management anticipates would not exceed $5,000 (plus reimbursement for its out-of-pocket expenses), would depend upon the amount and type of services rendered. The fees and expenses of any proxy solicitation firm, if one is used, would be paid by AMG. In addition to solicitation of proxies by mail, officers of Skyline, officers and employees of Skyline Asset Management, affiliates of Skyline or other representatives of Skyline (who will not receive any compensation therefor from Skyline) and any proxy solicitation firm retained by Skyline or Firstar Trust Company (the Funds' transfer agent) may also solicit proxies by telephone or telegraph or in person. Skyline Asset

Management will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds. AMG will reimburse Skyline Asset Management for those expenses.

SHAREHOLDER PROPOSALS

    Skyline does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for any of the Funds for any subsequent shareholder meeting should send their written submissions to Skyline's principal executive offices at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, Attention: Secretary.

OTHER MATTERS

    Skyline's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters with respect to the Funds properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                                                                       Exhibit A

                                 SKYLINE FUNDS
                       SKYLINE SPECIAL EQUITIES PORTFOLIO
                         INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT, dated the ____ day of ____________, 1998, made and entered into by and between SKYLINE FUNDS, a Massachusetts business trust (the "Fund") on behalf of Skyline Special Equities Portfolio (the "Portfolio"), and SKYLINE ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Adviser").

    In consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

     1. ENGAGEMENT OF THE ADVISER. The Adviser shall manage the investment and reinvestment of the assets of the Portfolio. The Adviser shall determine which investments shall be made or disposed of by the Portfolio and shall effect such acquisitions and dispositions, all in furtherance of the Portfolio's investment objective and policies, subject to the overall control and supervision of the Fund's board of trustees, for the period and on the terms set forth in this Agreement.

       The Adviser is authorized to place the Portfolio's portfolio transactions with securities broker-dealers and futures commission merchants and to negotiate the terms of such transactions, including brokerage commissions, on behalf of the Portfolio. The Adviser is authorized to exercise discretion within the Fund's policy concerning allocation of its brokerage business, as permitted by law, including but not limited to
       Section 28(e) of the Securities Exchange Act of 1934. The Adviser shall report on such activities to the Fund's board of trustees and shall submit such reports and other information thereon as the Fund's board of trustees shall from time to time request. The Adviser shall provide certain other services to the Fund in connection with the Fund's ongoing administration and operation.

     2. COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the Investment Company Act of 1940 (the "Act") and the Investment Advisers Act of 1940 and the rules and regulations under such acts, to the extent that the subject matter of this Agreement is within the purview of such acts and such rules and regulations. The Adviser will assist the Fund in complying with the requirements of the Act and the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations under such acts, and in qualifying as a regulated investment company under the Internal Revenue Code and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Adviser shall at all times conform to the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, the provisions of the currently effective Registration Statement of the Fund under the Act and the 1933 Act, and any other applicable provisions of state or federal law.

     3. EXPENSES TO BE PAID BY THE ADVISOR. The Advisor shall furnish, at its own expense, office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Portfolio, providing shareholder servicing and providing general administrative services to the Portfolio and to the Fund. The Adviser shall also assume and pay all other ordinary costs and expenses incurred by it in connection with managing the assets of the Fund; all ordinary accounting, auditing and legal services, clerical and statistical services, administrative costs and advisory fees (except to the extent payable by the Fund pursuant to Section 4); any compensation of officers and employees of the Fund; all costs attributable to shareholder and investor services relating to the Portfolio (including, without limitation, telephone and personnel expenses and the charges, if any, of third parties performing such services); all expenses of marketing shares of the Portfolio; all expenses of maintaining the registration of shares of the Portfolio under the 1933 Act and of qualifying and maintaining qualification of shares of the Portfolio under the securities laws of such United States jurisdictions as the Fund may from time to time reasonably designate (except to the extent payable by the Fund pursuant to Section 4); and all expenses of determining daily price computations, placing of portfolio transaction orders, and performing related bookkeeping services. The Adviser shall pay all charges of depositories, custodians, and other agencies for the safekeeping and servicing of the Fund's cash, securities, and other property and of the Fund's transfer, dividend disbursing, and redemption agents and registrars, if any; insurance expenses; all compensation of trustees who are "interested persons" of the Fund as defined in the Act and all expenses incurred in connection with their services to the Fund; all expenses of publication of notices and reports to the Fund's shareholders; all expenses of proxy solicitations of the Fund or its board of trustees; and all expenses of maintaining the Fund's existence and maintaining the registration of the Fund under the Act.

     4. EXPENSES TO BE PAID BY THE FUND. Expenses borne by the Fund, as described below, attributable to the Portfolio are charged against the Portfolio. Other expenses of the Fund are allocated among its portfolios on a reasonable basis as determined by the Fund's board of trustees. The Fund shall pay all fees and expenses incurred in connection with the services to the Fund of trustees who are not "interested persons" of the Fund as defined in the Act; all initial offering and organizational expenses of the Fund, including typesetting of the Fund's initial prospectus, legal and accounting expenses, initial registration under the Act, and initial 1933 Act registration; all taxes and fees payable to federal, state, or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all interest charges; and any extraordinary costs or expenses such as legal accounting, or other cost or expenses not incurred in the course of the Fund's ongoing operation. In addition to the payment of the foregoing expenses the Fund shall also pay all brokers' commissions and other portfolio transaction costs.

     5. LIMITATION OF EXPENSES. During the term of this Agreement, the total expenses of the Portfolio, exclusive of extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the Fund's ongoing operation, but including fees paid to the Adviser pursuant to paragraph 6 below, shall not in any fiscal year exceed the annual rate of 1.75% of the average daily net asset value of the Portfolio, and the Adviser agrees to pay any excess expenses or to reimburse the Portfolio for any sums expended for such expenses in excess of that amount. Such payment, if any, will be paid on a monthly basis. Brokers' commissions and other charges relating to the purchase and sale of securities shall not be regarded as expenses for this purpose.

     6. COMPENSATION OF THE ADVISER. For the services to be rendered and as full reimbursement for all expenses of the Fund to be paid by the Adviser pursuant to this Agreement, the Portfolio shall pay to the Adviser a monthly fee computed on the basis of the average daily net asset value of the Portfolio at the following annual rates: (i) 1.50% of the first $200 million of average daily net assets; (ii) 1.45% of the next $200 million of average daily net assets; (iii) 1.40% of the next $200 million average daily net assets; and (iv) 1.35% of average daily net assets in excess of $600 million. The fee for each calendar month or portion thereof shall be payable on the first business day of the next month.

     7. SERVICES OF THE ADVISER NOT EXCLUSIVE. The services of the Adviser to the Fund hereunder are not to be deemed exclusive. The Adviser shall be free to render similar services to others and engage in other activities. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way.

     8. SERVICES OTHER THAN AS THE ADVISER. The Adviser or its affiliates may act as broker for the Fund in connection with the purchase or sale of securities by or for the Fund if and to the extent permitted by procedures adopted from time to time by the Fund's board of trustees. Such brokerage services are not within the scope of the duties of the Adviser under this Agreement and, within the limits permitted by law and the Fund's board of trustees, the Adviser may receive brokerage commissions, fees, or other remuneration from the Fund for such service in addition to its fee for services as the Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Fund for other services performed by it for the Fund which are not within the scope of the duties of the Adviser under this Agreement.

     9. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees, or agents of the Adviser, in connection with, pursuant to or arising out of investment advisory or portfolio investment services under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of such investment advisory or portfolio investment duties or by reason of reckless disregard by the Adviser of such investment advisory or portfolio investment obligations and duties under this Agreement.

       With respect to all other services rendered under this Agreement, the Adviser shall not be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, except by reason of willful misfeasance, bad faith, gross negligence or negligence on the part of the Adviser in the performance of such other duties or by reason of reckless disregard by the Adviser of such other obligations or duties.

    10. DURATION AND RENEWAL. This Agreement has been approved on behalf of the Portfolio by a majority of those trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval. Unless terminated as provided in Section 11, this Agreement shall continue in effect until May 31, 1999, and thereafter from year to year only so long as such continuance is specifically approved at least annually by the board of trustees of the Fund, including a majority of those trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval.

    11. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Fund's board of trustees or by a vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Portfolio, upon 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon 90 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act).

    12. AMENDMENT. This Agreement may not be amended without the affirmative vote of (a) a majority of those trustees who are not "interested persons" as defined in the Act of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) the holders of a majority of the outstanding shares of Portfolio.

    13. GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted under and governed by the law of the State of Illinois.

    14. LIMITED LIABILITY. Any obligation of the Fund hereunder shall be binding only on the assets of the Fund (or the applicable Portfolio thereof) and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any trustee or any shareholder.

    15. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Adviser at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606 and to the Fund at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, or at such address as either party may from time to time specify by notice to the other.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

ATTEST:                                     SKYLINE FUNDS

------------------------------------------  By: --------------------------------------
Name:   Scott C. Blim                       Name:   William M. Dutton
Title:     Secretary                        Title:     President

ATTEST:                                     SKYLINE ASSET MANAGEMENT, L.P.

------------------------------------------  By: --------------------------------------
Name:   Stephen F. Kendall                  Name:   William M. Dutton
Title:     Partner-Chief Operating Officer  Title:     Managing Partner and
                                            Chief Investment Officer

                                                                       Exhibit B

                                 SKYLINE FUNDS
                          SKYLINE SMALL CAP VALUE PLUS
                         INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT, dated the ____ day of ____________, 1998, made and entered into by and between SKYLINE FUNDS, a Massachusetts business trust (the "Fund") on behalf of Skyline Small Cap Value Plus (the "Portfolio"), and SKYLINE ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Adviser").

    In consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

     1. ENGAGEMENT OF THE ADVISER. The Adviser shall manage the investment and reinvestment of the assets of the Portfolio. The Adviser shall determine which investments shall be made or disposed of by the Portfolio and shall effect such acquisitions and dispositions, all in furtherance of the Portfolio's investment objective and policies, subject to the overall control and supervision of the Fund's board of trustees, for the period and on the terms set forth in this Agreement.

       The Adviser is authorized to place the Portfolio's portfolio transactions with securities broker-dealers and futures commission merchants and to negotiate the terms of such transactions, including brokerage commissions, on behalf of the Portfolio. The Adviser is authorized to exercise discretion within the Fund's policy concerning allocation of its brokerage business, as permitted by law, including but not limited to
       Section 28(e) of the Securities Exchange Act of 1934. The Adviser shall report on such activities to the Fund's board of trustees and shall submit such reports and other information thereon as the Fund's board of trustees shall from time to time request. The Adviser shall provide certain other services to the Fund in connection with the Fund's ongoing administration and operation.

     2. COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the Investment Company Act of 1940 (the "Act") and the Investment Advisers Act of 1940 and the rules and regulations under such acts, to the extent that the subject matter of this Agreement is within the purview of such acts and such rules and regulations. The Adviser will assist the Fund in complying with the requirements of the Act and the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations under such acts, and in qualifying as a regulated investment company under the Internal Revenue Code and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Adviser shall at all times conform to the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, the provisions of the currently effective Registration Statement of the Fund under the Act and the 1933 Act, and any other applicable provisions of state or federal law.

     3. EXPENSES TO BE PAID BY THE ADVISOR. The Adviser shall furnish, at its own expense, office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Portfolio, providing shareholder servicing and providing general administrative services to the Portfolio and to the Fund. The Adviser shall also assume and pay all other ordinary costs and expenses incurred by it in connection with managing the assets of the Fund; all ordinary accounting, auditing and legal services, clerical and statistical services, administrative costs and advisory fees (except to the extent payable by the Fund pursuant to Section 4); any compensation of officers and employees of the Fund; all costs attributable to shareholder and investor services relating to the Portfolio (including, without limitation, telephone and personnel expenses and the charges, if any, of third parties performing such services); all expenses of marketing shares of the Portfolio; all expenses of maintaining the registration of shares of the Portfolio under the 1933 Act and of qualifying and maintaining qualification of shares of the Portfolio under the securities laws of such United States jurisdictions as the Fund may from time to time reasonably designate (except to the extent payable by the Fund pursuant to Section 4); and all expenses of determining daily price computations, placing of portfolio transaction orders, and performing related bookkeeping services. The Adviser shall pay all charges of depositories, custodians, and other agencies for the safekeeping and servicing of the Fund's cash, securities, and other property and of the Fund's transfer, dividend disbursing, and redemption agents and registrars, if any; insurance expenses; all compensation of trustees who are "interested persons" of the Fund as defined in the Act and all expenses incurred in connection with their services to the Fund; all expenses of publication of notices and reports to the Fund's shareholders; all expenses of proxy solicitations of the Fund or its board of trustees; and all expenses of maintaining the Fund's existence and maintaining the registration of the Fund under the Act.

     4. EXPENSES TO BE PAID BY THE FUND. Expenses borne by the Fund, as described below, attributable to the Portfolio are charged against the Portfolio. Other expenses of the Fund are allocated among its portfolios on a reasonable basis as determined by the Fund's board of trustees. The Fund shall pay all fees and expenses incurred in connection with the services to the Fund of trustees who are not "interested persons" of the Fund as defined in the Act; all initial offering and organizational expenses of the Fund, including typesetting of the Fund's initial prospectus, legal and accounting expenses, initial registration under the Act, and initial 1933 Act registration; all taxes and fees payable to federal, state, or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all interest charges; and any extraordinary costs or expenses such as legal accounting, or other cost or expenses not incurred in the course of the Fund's ongoing operation. In additional to the payment of the foregoing expenses the Fund shall also pay all brokers' commissions and other portfolio transaction costs.

     5. LIMITATION OF EXPENSES. During the term of this Agreement, the total expenses of the Portfolio, exclusive of extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the Fund's ongoing operation, but including fees paid to the Adviser pursuant to paragraph 6 below, shall not in any fiscal year exceed the annual rate of 2.00% of the average daily net asset value of the Portfolio, and the Adviser agrees to pay any excess expenses or to reimburse the Portfolio for any sums expended for such expenses in excess of that amount. Such payment, if any, will be paid on a monthly basis. Brokers' commissions and other charges relating to the purchase and sale of securities shall not be regarded as expenses for this purpose.

     6. COMPENSATION OF THE ADVISER. For the services to be rendered and as full reimbursement for all expenses of the Fund to be paid by the Adviser pursuant to this Agreement, the Portfolio shall pay to the Adviser a monthly fee computed on the basis of the average daily net asset value of the Portfolio at the following annual rates: (i) 1.50% of the first $200 million of average daily net assets; (ii) 1.45 % of the next $200 million of average daily net assets; (iii) 1.40% of the next $200 million of average daily net assets; and (iv) 1.35% of average daily net assets in excess of $600 million. The fee for each calendar month or portion thereof shall be payable on the first business day of the next month.

     7. SERVICES OF THE ADVISER NOT EXCLUSIVE. The services of the Adviser to the Fund hereunder are not to be deemed exclusive. The Adviser shall be free to render similar services to others and engage in other activities. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way.

     8. SERVICES OTHER THAN AS THE ADVISER. The Adviser or its affiliates may act as broker for the Fund in connection with the purchase or sale of securities by or for the Fund if and to the extent permitted by procedures adopted from time to time by the Fund's board of trustees. Such brokerage services are not within the scope of the duties of the Adviser under this Agreement and, within the limits permitted by law and the Fund's board of trustees, the Adviser may receive brokerage commissions, fees, or other remuneration from the Fund for such service in addition to its fee for services as the Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Fund for other services performed by it for the Fund which are not within the scope of the duties of the Adviser under this Agreement.

     9. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees, or agents of the Adviser, in connection with, pursuant to or arising out of investment advisory or portfolio investment services under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of such investment advisory or portfolio investment duties or by reason of reckless disregard by the Adviser of such investment advisory or portfolio investment obligations and duties under this Agreement.

       With respect to all other services rendered under this Agreement, the Adviser shall not be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, except by reason of willful misfeasance, bad faith, gross negligence or negligence on the part of the Adviser in the performance of such other duties or by reason of reckless disregard by the Adviser of such other obligations or duties.

    10. DURATION AND RENEWAL. This Agreement has been approved on behalf of the Portfolio by a majority of those trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval. Unless terminated as provided in Section 11, this Agreement shall continue in effect until May 31, 1999, and thereafter from year to year only so long as such continuance is specifically approved at least annually by the board of trustees of the Fund, including a majority of those trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval.

    11. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Fund's board of trustees or by a vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Portfolio, upon 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon 90 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act).

    12. AMENDMENT. This Agreement may not be amended without the affirmative vote of (a) a majority of those trustees who are not "interested persons" as defined in the Act of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) the holders of a majority of the outstanding shares of the Portfolio.

    13. GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted under and governed by the law of the State of Illinois.

    14. LIMITED LIABILITY. Any obligation of the Fund hereunder shall be binding only on the assets of the Fund (or the applicable Portfolio thereof and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any trustee or any shareholder.

    15. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Adviser at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606 and to the Fund at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, or at such address as either party may from time to time specify by notice to the other.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

ATTEST:                                     SKYLINE FUNDS

------------------------------------------  By: --------------------------------------
Name:   Scott C. Blim                       Name:   William M. Dutton
Title:     Secretary                        Title:     President

ATTEST:                                     SKYLINE ASSET MANAGEMENT, L.P.

------------------------------------------  By: --------------------------------------
Name:   Stephen F. Kendall                  Name:   William M. Dutton
Title:     Partner-Chief Operating Officer  Title:     Managing Partner and
                                            Chief Investment Officer

                                                                       Exhibit C

                                 SKYLINE FUNDS
                          SKYLINE SMALL CAP CONTRARIAN
                         INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT, dated the ____ day of ____________, 1998, made and entered into by and between SKYLINE FUNDS, a Massachusetts business trust (the "Fund") on behalf of Skyline Small Cap Contrarian ("Contrarian"), and SKYLINE ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Adviser").

    In consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

     1. ENGAGEMENT OF THE ADVISER. The Adviser shall manage the investment and reinvestment of the assets of Contrarian. The Adviser shall determine which investments shall be made or disposed of by Contrarian and shall effect such acquisitions and dispositions, all in furtherance of Contrarian's investment objective and policies, subject to the overall control and supervision of the Fund's board of trustees, for the period and on the terms set forth in this Agreement.

       The Adviser is authorized to place Contrarian's portfolio transactions with securities broker-dealers and futures commission merchants and to negotiate the terms of such transactions, including brokerage commissions, on behalf of Contrarian. The Adviser is authorized to exercise discretion within the Fund's policy concerning allocation of its brokerage business, as permitted by law, including but not limited to
       Section 28(e) of the Securities Exchange Act of 1934. The Adviser shall report on such activities to the Fund's board of trustees and shall submit such reports and other information thereon as the Fund's board of trustees shall from time to time request. The Adviser shall provide certain other services to the Fund in connection with the Fund's ongoing administration and operation.

     2. COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the Investment Company Act of 1940 (the "Act") and the Investment Advisers Act of 1940 and the rules and regulations under such acts, to the extent that the subject matter of this Agreement is within the purview of such acts and such rules and regulations. The Adviser will assist the Fund in complying with the requirements of the Act and the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations under such acts, and in qualifying as a regulated investment company under the Internal Revenue Code and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Adviser shall at all times conform to the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, the provisions of the currently effective Registration Statement of the Fund under the Act and the 1933 Act, and any other applicable provisions of state or federal law.

     3. EXPENSES TO BE PAID BY THE ADVISOR. The Advisor shall furnish, at its own expense, office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of Contrarian, providing shareholder servicing and providing general administrative services to Contrarian and to the Fund. The Adviser shall also assume and pay all other ordinary costs and expenses incurred by it in connection with managing the assets of the Fund; all ordinary accounting, auditing and legal services, clerical and statistical services, administrative costs and advisory fees (except to the extent payable by the Fund pursuant to Section 4); any compensation of officers and employees of the Fund; all costs attributable to shareholder and investor services relating to Contrarian (including, without limitation, telephone and personnel expenses and the charges, if any, of third parties performing such services); all expenses of marketing shares of Contrarian; all expenses of maintaining the registration of shares of Contrarian under the 1933 Act and of qualifying and maintaining qualification of shares of Contrarian under the securities laws of such United States jurisdictions as the Fund may from time to time reasonably designate (except to the extent payable by the Fund pursuant to Section 4); and all expenses of determining daily price computations, placing of portfolio transaction orders, and performing related bookkeeping services. The Adviser shall pay all charges of depositories, custodians, and other agencies for the safekeeping and servicing of the Fund's cash, securities, and other property and of the Fund's transfer, dividend disbursing, and redemption agents and registrars, if any; insurance expenses; all compensation of trustees who are "interested persons" of the Fund as defined in the Act and all expenses incurred in connection with their services to the Fund; all expenses of publication of notices and reports to the Fund's shareholders; all expenses of proxy solicitations of the Fund or its board of trustees; and all expenses of maintaining the Fund's existence and maintaining the registration of the Fund under the Act.

     4. EXPENSES TO BE PAID BY THE FUND. Expenses borne by the Fund, as described below, attributable to Contrarian are charged against Contrarian. Other expenses of the Fund are allocated among its portfolios on a reasonable basis as determined by the Fund's board of trustees. The Fund shall pay all fees and expenses incurred in connection with the services to the Fund of trustees who are not "interested persons" of the Fund as defined in the Act; all initial offering and organizational expenses of the Fund, including typesetting of the Fund's initial prospectus, legal and accounting expenses, initial registration under the Act, and initial 1933 Act registration; all taxes and fees payable to federal, state, or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all interest charges; and any extraordinary costs or expenses such as legal accounting, or other cost or expenses not incurred in the course of the Fund's ongoing operation. In addition to the payment of the foregoing expenses the Fund shall also pay all brokers' commissions and other portfolio transaction costs.

     5. LIMITATION OF EXPENSES. During the term of this Agreement, the total expenses of Contrarian, exclusive of extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the Fund's ongoing operation, but including fees paid to the Adviser pursuant to paragraph 6 below, shall not in any fiscal year exceed the annual rate of 1.75% of the average daily net asset value of Contrarian, and the Adviser agrees to pay any excess expenses or to reimburse Contrarian for any sums expended for such expenses in excess of that amount. Such payment, if any, will be paid on a monthly basis. Brokers' commissions and other charges relating to the purchase and sale of securities shall not be regarded as expenses for this purpose.

     6. COMPENSATION OF THE ADVISER. For the services to be rendered and as full reimbursement for all expenses of the Fund to be paid by the Adviser pursuant to this Agreement, Contrarian shall pay to the Adviser a monthly fee computed on the basis of the average daily net asset value of Contrarian at the following annual rates: (i) 1.50% of the first $200 million of average daily net assets; (ii) 1.45% of the next $200 million of average daily net assets; (iii) 1.40% of the next $200 million average daily net assets; and (iv) 1.35% of average daily net assets in excess of $600 million. The fee for each calendar month or portion thereof shall be payable on the first business day of the next month.

     7. SERVICES OF THE ADVISER NOT EXCLUSIVE. The services of the Adviser to the Fund hereunder are not to be deemed exclusive. The Adviser shall be free to render similar services to others and engage in other activities. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way.

     8. SERVICES OTHER THAN AS THE ADVISER. The Adviser or its affiliates may act as broker for the Fund in connection with the purchase or sale of securities by or for the Fund if and to the extent permitted by procedures adopted from time to time by the Fund's board of trustees. Such brokerage services are not within the scope of the duties of the Adviser under this Agreement and, within the limits permitted by law and the Fund's board of trustees, the Adviser may receive brokerage commissions, fees, or other remuneration from the Fund for such service in addition to its fee for services as the Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Fund for other services performed by it for the Fund which are not within the scope of the duties of the Adviser under this Agreement.

     9. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees, or agents of the Adviser, in connection with, pursuant to or arising out of investment advisory or portfolio investment services under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of such investment advisory or portfolio investment duties or by reason of reckless disregard by the Adviser of such investment advisory or portfolio investment obligations and duties under this Agreement.

       With respect to all other services rendered under this Agreement, the Adviser shall not be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, except by reason of willful misfeasance, bad faith, gross negligence or negligence on the part of the Adviser in the performance of such other duties or by reason of reckless disregard by the Adviser of such other obligations or duties.

    10. DURATION AND RENEWAL. This Agreement has been approved on behalf of Contrarian by a majority of those trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval. Unless terminated as provided in Section 11, this Agreement shall continue in effect until May 31, 1999, and thereafter from year to year only so long as such continuance is specifically approved at least annually by the board of trustees of the Fund, including a majority of those trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval.

    11. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Fund's board of trustees or by a vote of the holders of a majority (as defined in the Act) of the outstanding shares of Contrarian, upon 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon 90 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act).

    12. AMENDMENT. This Agreement may not be amended without the affirmative vote of (a) a majority of those trustees who are not "interested persons" as defined in the Act of the Fund or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) the holders of a majority of the outstanding shares of Portfolio.

    13. GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted under and governed by the law of the State of Illinois.

    14. LIMITED LIABILITY. Any obligation of the Fund hereunder shall be binding only on the assets of the Fund (or the applicable Portfolio thereof) and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any trustee or any shareholder.

    15. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Adviser at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606 and to the Fund at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, or at such address as either party may from time to time specify by notice to the other.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

ATTEST:                                     SKYLINE FUNDS

------------------------------------------  By: --------------------------------------
Name:   Scott C. Blim                       Name:   William M. Dutton
Title:     Secretary                        Title:     President

ATTEST:                                     SKYLINE ASSET MANAGEMENT, L.P.

------------------------------------------  By: --------------------------------------
Name:   Stephen F. Kendall                  Name:   William M. Dutton
Title:     Partner-Chief Operating Officer  Title:     Managing Partner and
                                            Chief Investment Officer

                                        SKYLINE SPECIAL EQUITIES PORTFOLIO

                                       By signing and dating this card, you
                                       authorize William M. Dutton, Stephen
                                       F. Kendall and Scott C. Blim, or any
                                       of them, each with the power of
                                       substitution, to vote your shares of
    SKYLINE FUNDS                      Skyline Special Equities Portfolio at
    311 SOUTH WACKER DR.               the scheduled meeting of Skyline
    CHICAGO, IL 60606                  Funds shareholders and at any
                                       adjournment of the meeting. THEY
                                       SHALL VOTE AS RECOMMENDED BY THE
                                       BOARD, UNLESS OTHERWISE INDICATED BY
                                       YOU, AND IN THEIR DISCRETION UPON SUCH
                                       OTHER BUSINESS AS MAY PROPERLY COME
                                       BEFORE THE MEETING, OR ANY ADJOURNMENT
   [OUTGOING ADDRESS]                  THEREOF.

                                       Where shares are registered with
                                       joint owners, all joint owners should
                                       sign. Persons signing as executors,
                                       administrators, trustees, etc. should
                                       so indicate.

                                       To vote your shares, please sign and
                                       date this proxy and return it in the
                                       envelope provided. By returning this
                                       card, you authorize the proxies to
                                       vote on each proposal as marked, or,
                                       if not marked, to vote for proposals 1
                                       and 2.

                                       Detach the proxy card below, and sign,
                                       date and mail it in the postage paid
                                       envelope provided.

                                              [ACCOUNT INFORMATION]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/
                                  SKYSPE     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
SKYLINE SPECIAL EQUITIES PORTFOLIO
                                                    ------------------------
                                                    SCAN LINE
                                                    ------------------------

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES.

Your Trustees unanimously recommend a vote FOR the following proposals.

Vote on Proposals                                        For   Against  Abstain

1. To approve a new investment advisory agreement
   between Skyline Special Equities Portfolio and
   Skyline Asset Management, L.P.                        / /     / /      / /


                                                             For    Withhold

2. To elect Richard K. Pearson to the Board of Trustees.     / /       / /


  _______________________________________     ________________________________

  _______________________________________     ________________________________
  Signature (PLEASE SIGN WITHIN BOX) Date     Signature (Joint Owners)    Date
________________________________________________________________________________

                                          SKYLINE SMALL CAP VALUE PLUS

                                       By signing and dating this card, you
                                       authorize William M. Dutton, Stephen
                                       F. Kendall and Scott C. Blim, or any
                                       of them, each with the power of
                                       substitution, to vote your shares of
    SKYLINE FUNDS                      Skyline Small Cap Value Plus at the
    311 SOUTH WACKER DR.               scheduled meeting of Skyline
    CHICAGO, IL 60606                  Funds shareholders and at any
                                       adjournment of the meeting. THEY
                                       SHALL VOTE AS RECOMMENDED BY THE
                                       BOARD, UNLESS OTHERWISE INDICATED BY
                                       YOU, AND IN THEIR DISCRETION UPON SUCH
                                       OTHER BUSINESS AS MAY PROPERLY COME
                                       BEFORE THE MEETING, OR ANY ADJOURNMENT
    [OUTGOING ADDRESS]                 THEREOF.

                                       Where shares are registered with
                                       joint owners, all joint owners should
                                       sign. Persons signing as executors,
                                       administrators, trustees, etc. should
                                       so indicate.

                                       To vote your shares, please sign and
                                       date this proxy and return it in the
                                       envelope provided. By returning this
                                       card, you authorize the proxies to
                                       vote on each proposal as marked, or,
                                       if not marked, to vote for proposals 1
                                       and 2.

                                       Detach the proxy card below, and sign,
                                       date and mail it in the postage paid
                                       envelope provided.

                                                 [ACCOUNT INFORMATION]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/
                                  SMLCAP      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
SKYLINE SMALL CAP VALUE PLUS
                                                    ------------------------
                                                    SCAN LINE
                                                    ------------------------

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES.

Your Trustees unanimously recommend a vote FOR the following proposals.

Vote on Proposals                                        For   Against  Abstain

1. To approve a new investment advisory agreement
   between Skyline Small Cap Value Plus and Skyline
   Asset Management, L.P.                                / /     / /      / /


                                                             For    Withhold

2. To elect Richard K. Pearson to the Board of Trustees.     / /       / /


  _______________________________________     ________________________________

  _______________________________________     ________________________________
  Signature (PLEASE SIGN WITHIN BOX) Date     Signature (Joint Owners)    Date
________________________________________________________________________________

                                          SKYLINE SMALL CAP CONTRARIAN

                                       By signing and dating this card, you
                                       authorize William M. Dutton, Stephen
                                       F. Kendall and Scott C. Blim, or any
                                       of them, each with the power of
                                       substitution, to vote your shares of
    SKYLINE FUNDS                      Skyline Small Cap Contrarian at the
    311 SOUTH WACKER DR.               scheduled meeting of Skyline
    CHICAGO, IL 60606                  Funds shareholders and at any
                                       adjournment of the meeting. THEY
                                       SHALL VOTE AS RECOMMENDED BY THE
                                       BOARD, UNLESS OTHERWISE INDICATED BY
                                       YOU, AND IN THEIR DISCRETION UPON SUCH
                                       OTHER BUSINESS AS MAY PROPERLY COME
                                       BEFORE THE MEETING, OR ANY ADJOURNMENT
    [OUTGOING ADDRESS]                 THEREOF.

                                       Where shares are registered with
                                       joint owners, all joint owners should
                                       sign. Persons signing as executors,
                                       administrators, trustees, etc. should
                                       so indicate.

                                       To vote your shares, please sign and
                                       date this proxy and return it in the
                                       envelope provided. By returning this
                                       card, you authorize the proxies to
                                       vote on each proposal as marked, or,
                                       if not marked, to vote for proposals 1
                                       and 2.

                                       Detach the proxy card below, and sign,
                                       date and mail it in the postage paid
                                       envelope provided.

                                               [ACCOUNT INFORMATION]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/
                                  SMLCON      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
SKYLINE SMALL CAP CONTRARIAN
                                                    ------------------------
                                                    SCAN LINE
                                                    ------------------------

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES.

Your Trustees unanimously recommend a vote FOR the following proposals.

Vote on Proposals                                        For   Against  Abstain

1. To approve a new investment advisory agreement
   between Skyline Small Cap Contrarian and Skyline
   Asset Management, L.P.                                / /     / /      / /


                                                             For    Withhold

2. To elect Richard K. Pearson to the Board of Trustees.     / /       / /


  _______________________________________     ________________________________

  _______________________________________     ________________________________
  Signature (PLEASE SIGN WITHIN BOX) Date     Signature (Joint Owners)    Date
________________________________________________________________________________